EXHIBIT 21

SUBSIDIARIES OF PEPSICO, INC. AS OF 12/30/2000

COMPANY NAME	JURISDICTION OF INCORPORATION
25 Kwietnia S.A. w Likwidacji	Poland
ABA Europe NV	Belgium
ABC Dispensing Technologies, Inc.	Florida
Administracion y Asesoria Metropolitana SA de CV	Mexico
Agral Arrendadora, S.A. de C.V.	Mexico
Agral Comisionista y Distribuidora, S.A. de C.V.	Mexico
Agral Inmobiliaria, S.A. de C.V.	Mexico
Ahmedabad Advertising and Marketing Consultants Ltd.	India
Ainwick Corporation	Oregon
Alegro Internacional, S.A. de C.V.	Mexico
Alimentos del Istmo S.A.	Panama
Alimentos del Valle, S.A.	Spain
Alkan Bugshan	Egypt
Alliance Canners	Canada
Alpac Corporation	Washington
Anderson Hill Insurance Limited	Bermuda
Angkor Beverages Company Ltd.	Cambodia
Aradhana Beverages & Foods Company Limited	India
Aradhana Snack Food Company	India
Aradhana Soft Drinks Company	India
Asian Trade Limited	Delaware
B&H Project, Inc.	Florida
Beaman Bottling Company	Delaware
Bebidas Purificadas de Durango, S.A. de C.V.	Mexico
Bebidas Purificadas de Michoacan , S.A. de C.V.	Mexico
Bebidas Purificadas de Occidente, S.A. de C.V.	Mexico
Bebidas Purificadas de Quintana Roo, S.A. de C.V.	Mexico
Bebidas Purificadas de Zacatecas, S.A. de C.V.	Mexico
Bebidas Purificadas del Centro, S.A. de C.V.	Mexico
Bebidas Purificadas del Cupatitzio, S.A. de C.V.	Mexico
Bebidas Purificadas del Norte, S.A. de C.V.	Mexico
Bebidas Purificadas del Sureste, S.A. de C.V.	Mexico
Bebidas Purificadas de Acapulco, S.A. de C.V.	Mexico
Bebidas Purificadas de Chihuahua, S.A. de C.V.	Mexico
Beijing Pepsi-Cola Beverage Company Ltd.	China
Bell Taco Funding Syndicate	Australia
Beverage Services, Inc.	Delaware
Beverages, Foods & Service Industries, Inc.	Delaware
Bienes Raices Metropolitanos, S.A. de C.V.	Mexico
Blanchard, S.A.	France
Bogota Foods, Ltd.	Cayman Islands
Boquitas Fiestas LLC	Delaware
Boquitas Fiestas S.R.L	Honduras
Border Properties, Inc.	New York
Bottling Investment Chile	Bahamas
Bottling Realco Nova Scotia ULC	Canada
Bramshaw Limited	Ireland
Breckinridge, Inc.	Delaware
Britvic Holdings Limited	United Kingdom
Britvic Soft Drinks Limited	United Kingdom
BUG de Mexico, S.A. de C.V.	Mexico
Capital Services Associates N.V.	Netherlands Antilles
Catalana de Bebides Carbonicas, S.A.	Spain
Central de La Industria Escorpion, SA de CV	Mexico
Changchun Pepsi-Cola Beverage Company	China
Chipima, Sociedade De Productos Alimentares, SA	Portugal
Chitos International y Cia Ltd.	Guatemala
Chongqing Hua Mei Food & Beverage Company Limited	China
Chongqing Pepsi-Tianfu Beverage Co. Ltd.	China
Chongqing Tianfu Yulong Foodstuff and Beverage Company	China
CMC Investment Company	Bermuda
Colombia Foods Ltd.	Cayman Islands
Comercializadora de Bebidas y Refrescos del Vallede Tolu	Mexico
Comercializadora Nacional SAS, Ltda	Columbia
Comercializadora Snacks S.R.L.	Venezuela
Comercio Integral Mexicano, SA de CV	Mexico
Compania Embotelladora Nacional, S.A. de C.V.	Mexico
Concentrate Realco NSULC	Canada
Constar Ambalaj Sanayi Ve Ticaret AS	Turkey
Copella Fruit Juice, Ltd.	United Kingdom
Copper Beach LLC	United Kingdom
Core, Comisiones y Representaciones, S.A. de C.V.	Mexico
Corina Snacks	Cyprus
Corporativo International S.A. de C.V.	Mexico
CPK Acquisition Corp.	California
Cumo Peru S.R.L.	Peru
Davlyn Realty Corporation	Delaware
Desarrollo Inmobiliario Gamesa, S.A. de C.V.	Mexico
Dhillon Kool Drinks & Beverages Ltd.	India
Distribuidora de Aguas Envasadas DEK, SA de CV	Mexico
Distribuidora de Agus, Refrescos y Bebidas Purificadas S.	Mexico
Distribuidora Disa de Michoacan S.A. de C.V.	Mexico
Distribuidora Disa de Uruapan, S.A. de C.V.	Mexico
Distribuidora Disa del Centro, S.A. de C.V.	Mexico
Distribuidora Garci-Crespo Sa de CV	Mexico
Distribuidora Interestatal, S.A. de C.V.	Mexico
Distribuidora Savoy Guatemala S.A.	Guatemala
Diversified Packages of Puerto Rico, Inc.	Delaware
Dole Beverage Huizhou Co. Ltd.	China
Domaine De Carquefou SCI	France
Dormant PC Ltd.	United Kingdom
Dormant PWT Ltd.	United Kingdom
D'ORO - Sociedade de Productos Alimentares, S.A.	Portugal
Duo Juice Company	Delaware
Duo Juice Company BV	Netherlands
Earthposed Limited	United Kingdom
Egyptian Bottling Company	Egypt
EIEIO Beverage Company	Delaware
Elabradora Venezolana, C.A.	Delaware
Electropura, SA de CV	Mexico
Elite Foods Ltd.	Israel
Embotellador Garci-Crespo, SA de CV	Mexico
Embotelladora Agral de la Laguna, S.A. de C.V.	Mexico
Embotelladora Agral Regiomontana, S.A. de C.V.	Mexico
Embotelladora Campechana, Sa de CV	Mexico
Embotelladora de Occidente S.A. de C.V.	Mexico
Embotelladora de Refrescos Mexicanos S.A. de C.V.	Mexico
Embotelladora Del Bravo, S.A. De C.V.	Mexico
Embotelladora Metropolitana, SA de CV	Mexico
Embotelladora Moderna, SA de CV	Mexico
Embotelladora Potosi, S.A. de C.V.	Mexico
Embotelladora San Marcos, S.A. De C.V.	Mexico
Embotelladora Santa Catarina, S.A. de C.V.	Mexico
Embotelladores del Valle de Anahuac, S.A. de C.V.	Mexico
Embotelladores Mexicanos de Pepsi-Cola S.A. de C.V.	Mexico
Empaques Constar, SA de CV	Mexico
Empaques Sewell, SA de CV	Mexico
Empresas Gamesa, S.A. de C.V.	Mexico
Encorp Atlantic, Inc.	Canada
Equipos para Embotelladoras y Cervecerias, S.A. de C.V.	Mexico
Equipos Y Deportes Exclusivos, S.A. De C.V.	Mexico
Esteemview Ltd.	United Kingdom
Evercrisp Snack Productos de Chile S.A.	Chile
Export Development Corp.	Delaware
Fabrica de Productos Alimenticios Rene y Compania SCA	Guatemala
Fabrica de Productos Rene LLC	Delaware
Farm Produce (Australia) Pty. Ltd.	Australia
Finanzas Corporativas, S.A. de C.V.	Mexico
Finvmex, S.A. de C.V.	Mexico
FL Holding, Inc., S.A. de C.V.	Delaware
FLI Andean LLC	Delaware
FLI Columbia, LLC	Delaware
FLI Snacks Andean, GP, LLC	Delaware
Florida International Fruschtsaft	Germany
FLRC, Inc.	California
Fomentadora Urbana del Sureste, SA de CV	Mexico
Fomentadora Urbana Metroplitana, SA de CV	Mexico
Frito-Lay Australia, LLC	Delaware
Frito-Lay Columbia Ltda.	Columbia
Frito-Lay Deutschland	Germany
Frito-Lay Distribution OOO	Russia
Frito-Lay Dominicana S.A.	Dominican Republic
Frito-Lay Foods Limited	United Kingdom
Frito-Lay France SA	France
Frito-Lay France SARL	France
Frito-Lay Holdings Limited	United Kingdom
Frito-Lay India	India
Frito-Lay Manufacturing OOO	Russia
Frito-Lay Poland Sp.zo.o.	Poland
Frito-Lay Trading Company (Europe) Gmbh	Switzerland
Frito-Lay Trading Company Gmbh	Switzerland
Frito-Lay Venezuela S.A.	Venezuela
Frito-Lay, Inc.	Delaware
Frito-LayGida Sanayi Ve Ticaret A.S.	Turkey
Fruko Mesrubat Sanayi A.S.	Turkey
Fuzhou Pepsi-Cola Beverage Company Limited	China
Galletas y Pastas Tepeyac	Mexico
Galletera Palma, S.A. de C.V.	Mexico
Gamesa, S.A. de C.V.	Mexico
General Cinema Beverages, Inc.	Delaware
Granja Buenagua, SA de CV	Mexico
Green Hemlock LLC	Delaware
Greenville Holding Corp.	New Jersey
Grupo Embotellador de Mexico, S.A. de C.V.	Mexico
Grupo Gamesa, S.A. de C.V.	Mexico
Grupo Seser, SA de CV	Mexico
Guangzhou Flavours Development Corporation	China
Guangzhou Pepsi-Cola Beverage Co. Ltd.	China
Guangzhou Tropicana Beverages Co., Ltd.	China
Guilin Pepsi-Cola Beverage Company, Ltd.	China
Gujarat Bottling Company	India
Harinera Monterrey, S.A. de C.V.	Mexico
Heathland, Inc.	Delaware
Hennika Limited	Ireland
Hillbrook Insurance Company, Inc.	Vermont
Holland Snacks S.A. de C.V.	Mexico
Homefinding Company of Texas	Texas
Hostess-FL NRO UbC	Canada
Impulse Action Ltd.	United Kingdom
Industria de Refrescos de Acapulco	Mexico
Industria de Refrescos, SA de CV	Mexico
Inmobiliaria Guesa S.A. de C.V.	Mexico
Inmobiliaria Interamericana, S.A. De C.V.	Mexico
Inmobiliaria La Bufa, S.A. de C.V.	Mexico
Inmobiliaria La Cantera, SA de CV	Mexico
Inmobiliaria Los Gallos	Mexico
Inmobiliaria Operativa, SA de CV	Mexico
Integrated Beverage Services (Bangladesh) Ltd.	Bangladesh
International Beverage Company	Vietnam
International Bottlers Almaty Ltd	Russia
International Kas AG	Liechtenstein
Inversiones PFI Chile Limitada	Chile
Inversiones Santa Coloma S.A. (Columbia)	Columbia
Inversiones Santa Coloma S.A.(Venezuela)	Venezuela
Inversiones Savoy Argentina S.A.	Argentina
Japan Frito-Lay Ltd.	Japan
JFS Enterprises, Inc.	Florida
Jordan Ice and Aerated Water Ltd.	Jordan
Jungla Mar del Sur	Costa Rica
Kentucky Fried Chicken Nederland, B.V.	Netherlands
Kirin-Tropicana, Inc.	Japan
KRL Holdings, S.R.L. de C.V.	Mexico
Kyle Receivables Ltd.	Ireland
Larragana, S.L.	Spain
Latin American Holdings Ltd.	Cayman Islands
Latin Foods LLC	Delaware
Latvia Snacks Ltd.	Latvia
L'Igloo, S.A.	France
Lithuanian Snacks Ltd.	Lithuania
Long Bay, Inc.	Delaware
Looza (UK) Ltd.	United Kingdom
Looza NV	Belgium
Looza USA, Inc.	Delaware
L-P Investment LLC	Delaware
Matutano, S.A.	Portugal
Mexhut, Inc.	Delaware
Mexican Trust Company	Mexico
Mexichip, Inc.	Delaware
Mexsport, Inc.	Delaware
Midland Bottling Co.	Delaware
Mountain Dew Marketing, Inc.	Delaware
Nanchang Pepsi-Cola Beverage Company Ltd.	China
Nanjing Pepsi-Cola Beverage Company Ltd.	China
Nasser	Ireland
National Beverages, Inc.	Florida
New Age Beverages Investments Limited	South Africa
New Age Beverages Ltd	South Africa
New Century Beverage Company	California
North Pacific Territories Holding Company	Washington
Nueva Santa Cecilia S.A. de C.V.	Mexico
OldCo 1 Sp. z o.o.	Poland
OldCo 2 Sp. z o.o.	Poland
Ole Springs	Sri Lanka
Opco Holding, Inc.	Delaware
Orion Frito-Lay Corporation	Korea
P.T. Indofood Frito-Lay Corp.	Indonesia
P.T. Pepsi-Cola IndoBeverage	Indonesia
Pagam Corporation	Delaware
Panagarh Marketing Company Limited	India
Panimex, Inc.	Mauritius
Papas Chips	Uruguay
Pasabocas Margarita Antioquia	Colombia
Pasteleria Vienesa, C.A.	Venezuela
PCBL, LLC	Delaware
PCBL, LLC	Bermuda
PCE Bebidas Ltda	Brazil
PCI Bahamas Investment Co.	Delaware
PEI e Companhia	Portugal
PEI N.V.	Netherlands Antilles
Peninsular Beverage Service Sdn. Bhd.	Malaysia
Pepsi Bottling Holdings, Inc.	Delaware
Pepsi Foods Ltd.	India
Pepsi India Exports	India
Pepsi International Bottlers LLC	Delaware
Pepsi International Bottling System, Inc.	Delaware
Pepsi Overseas (Investments) Partnership	Canada
Pepsi Snacks Argentina S.A.	Argentina
Pepsi Stuff, Inc.	Delaware
Pepsi-Asia Beverage Co. Ltd.	China
Pepsi-BeiBing Yang Beverage Co. Ltd.	China
PepsiCo & Cia	Brazil
PepsiCo (China) Ltd.	China
PepsiCo (India) Holdings	India
PepsiCo (Ireland) Limited	Ireland
PepsiCo Australia Holdings Pty Ltd	Australia
PepsiCo Canada Finance LLC	Delaware
PepsiCo Captive Holdings, Inc.	Delaware
PepsiCo Comercial Exportadora	Brazil
PepsiCo de Mexico S.A. de C.V.	Mexico
PepsiCo do Brasil Ltda.	Brazil
PepsiCo do Brazil Holdings Ltda.	Brazil
PepsiCo Espana Inversiones S.L.	Spain
PepsiCo Estonia	Estonia
PepsiCo Europe Holdings B.V.	Netherlands
PepsiCo Finance (Antilles A) N.V.	Tennessee
PepsiCo Finance (Antilles B) N.V.	Netherlands Antilles
PepsiCo Finance (South Africa) (Proprietary) Ltd.	South Africa
PepsiCo Finance (U.K.) Ltd.	United Kingdom
PepsiCo Finance Europe Ltd.	United Kingdom
PepsiCo Finance Luxembourg Ltd.	United Kingdom
PepsiCo Fleet Services Limited	United Kingdom
PepsiCo Food Service Training, Inc.	Delaware
PepsiCo Foods & Beverages International Limited	United Kingdom
PepsiCo Foods (China) Co. Ltd.	China
PepsiCo Foods Hellas	Greece
PepsiCo Foods International Holdings, Inc.	Delaware
PepsiCo Foods International Pte Ltd.	Singapore
PepsiCo Foreign Sales Corporation	Barbados
PepsiCo France SNC	France
PepsiCo Global Investment Holding Limited	Ireland
PepsiCo Global Investments B.V.	Netherlands
PepsiCo Global Investments II BV	Netherlands
PepsiCo Holdings	United Kingdom
PepsiCo International Ltd.	United Kingdom
PepsiCo International Trading (Shanghai) Ltd.	China
PepsiCo Investment (China) Ltd.	China
PepsiCo Investments (Europe) I B.V.	Netherlands
PepsiCo Investments (Europe) II B.V.	Netherlands
PepsiCo Investments Denmark Ltd I ApS	Denmark
PepsiCo Light BV	Netherlands
PepsiCo Mauritius Holdings Inc.	Mauritius
PepsiCo Max BV	Netherlands
PepsiCo Nigeria Ltd.	Nigeria
PepsiCo Nordic Denmark A/S	Denmark
PepsiCo Nordic Finland OY	Finland
PepsiCo Nordic Norway A/S	Norway
PepsiCo Nordic Sweden AB	Sweden
PepsiCo Overseas Corporation	Delaware
PepsiCo Pacific Trading Company, Limited	Hong Kong
PepsiCo Pension Management Services, Ltd.	Delaware
PepsiCo Products B.V.	Netherlands
PepsiCo Property Management Limited	United Kingdom
PepsiCo Puerto Rico, Inc.	Delaware
PepsiCo Russia Holdings GmbH	Germany
PepsiCo Services International Inc.	Delaware
PepsiCo U.K. Pension Trust Limited	United Kingdom
PepsiCo Ukraine Ltd.	Ukraine
PepsiCo World Trading Company, Inc.	Delaware
Pepsi-Cola (Bahamas) Bottling Company	Bahamas
Pepsi-Cola (Bermuda) Limited	Bermuda
Pepsi-Cola (Thai) Trading Company Limited	Thailand
Pepsi-Cola A/O	Russia
Pepsi-Cola Belgium S.A.	Belgium
Pepsi-Cola Bottlers Australia	Australia
Pepsi-Cola Bottlers Holding, C.V.	Netherlands
Pepsi-Cola Bottlers New Zealand	New Zealand
Pepsi-Cola Bottling Co. of Bend	Oregon
Pepsi-Cola Bottling Co. of Los Angeles	California
Pepsi-Cola Bottling Company of Ohio, Inc.	Delaware
Pepsi-Cola Bottling Company Of St. Louis, Inc.	Missouri
Pepsi-Cola Bottling International Inc.	Nevada
Pepsi-Cola Canada (NRO) Ltd.	Canada
Pepsi-Cola Canada Ltd.	Canada
Pepsi-Cola Chile Consultores Limitada	Chile
Pepsi-Cola Company	Delaware
Pepsi-Cola De France S.A.R.L.	France
Pepsi-Cola East Africa Ltd.	United Kingdom
Pepsi-Cola Engarrafadora Ltda	Brazil
Pepsi-Cola Equipment Corp.	New York
Pepsi-Cola Far East Trade Development Co., Inc.	Philippines
Pepsi-Cola Gesellschaft M.B.H.	Austria
Pepsi-Cola Gmbh, Offenbach, Commercial Register Hrb 2124	Germany
Pepsi-Cola India Marketing Company	India
Pepsi-Cola Industrial Da Amazonia Ltda.	Brazil
Pepsi-Cola Interamericana de Guatemala S.A.	Guatemala
Pepsi-Cola International (Cyprus) Limited	Cyprus
Pepsi-Cola International (PVT) Limited	Pakistan
Pepsi-Cola International Limited	Bermuda
Pepsi-Cola International Limited (U.S.A.)	Delaware
Pepsi-Cola International Tanitim Ltd.	Turkey
Pepsi-Cola International, Cork	Ireland
Pepsi-Cola Jordan Ltd.	Jordan
Pepsi-Cola Kft. Hungary	Hungary
Pepsi-Cola Korea, Co. Ltd.	Korea
Pepsi-Cola Magreb	Morocco
Pepsi-Cola Mamulleri Limited Sirketi	Turkey
Pepsi-Cola Manufacturing (Ireland)	Ireland
Pepsi-Cola Manufacturing (Mediterranean) Limited	Bermuda
Pepsi-Cola Manufacturing Company Of Uruguay S.R.L.	Uruguay
Pepsi-Cola Manufacturing Limited	Bermuda
Pepsi-Cola Marketing Corp. Of P.R., Inc.	Puerto Rico
Pepsi-Cola Mediterranean, Ltd.	Delaware
Pepsi-Cola Metropolitan Bottling Company, Inc.	New Jersey
Pepsi-Cola Metropolitan LLC
Pepsi-Cola Mexicana, S.A. de C.V.	Mexico
Pepsi-Cola Operating Company Of Chesapeake And Indianapolis	Delaware
Pepsi-Cola Panamericana, S.A.	Delaware
Pepsi-Cola Panamericana, S.A.	Venezuela
Pepsi-Cola Products Philippines, Inc.	Philippines
Pepsi-Cola S.A.	Switzerland
Pepsi-Cola Servis ve Dagitim A.S.	Turkey
Pepsi-Cola Tea Company	Delaware
Pepsi-Cola U.K. limited	United Kingdom
Pepsi-Gemex S.A. de C.V.	Mexico
PFI Agriculture Europe Ltd.	United Kingdom
PFI Italia S.R.L.	Italy
PGCC, Inc.	Delaware
PIE Holdings Limited	Ireland
Pine International LLC	Delaware
Pizza Hut, Inc.	Delaware
Planters UK Limited	United Kingdom
PlayCo, Inc.	Delaware
Praga 45, Inc.	Delaware
Prescott Limited	United Kingdom
President Pepsi Food Corporation	Taiwan
Prestwick, Inc.	Delaware
Procesos Plasticos, SA de CV	Mexico
Productos Alimenticios Margarita	Colombia
Productos Industrializados Saltillo, S.A.	Mexico
Productos La Marquesa	Colombia
Productos S.A.S. C.V.	Netherlands
Productos SAS Management B.V.	Netherlands
Progress Service, Inc.	Florida
Promocion y Distribucion Alimenticia	Mexico
Promotora de Embotelladoras, S.A. de C.V.	Mexico
PRS, Inc.	Delaware
Punch N.V.	Netherlands Antilles
Purificadora de Agua Cancun, SA de CV	Mexico
Purificadora de Agua Los Reyes, SA de CV	Mexico
Putnam Holdings, Inc.	Delaware
Recot, Inc.	Delaware
Red Maple LLC	Delaware
Refrescos de Iguala, SA de CV	Mexico
Refrescos y Bebidas de Aguascalientes, S.A. de C.V.	Mexico
Refrigerantes sul riograndenses S.A.	Brazil
Regia-Comercial E Publicidade Ltda.	Brazil
Rio Grande Snack Company	Delaware
Ruscan, Inc.	New York
S.V.E. (Hungary) Trading and Manufacturing Limited	Hungary
S.W. Frito-Lay, Ltd	Texas
Sabritas de Costa Rica, S. de R.L.	Costa Rica
Sabritas de Panama, SA	Panama
Sabritas y Compania, SCA	El Salvador
Sabritas, LLC	Delaware
Sabritas, S.A. De C.V.	Mexico
Saudi Snack Foods Company Limited	Saudi Arabia
Savoy Brands Columbia S.A.	Columbia
Senrab Limited	Ireland
Serm Suk Public Company Limited	Thailand
Servi Agua, SA de CV	Mexico
Servicios Administrativos Suma, SA de CV	Mexico
Servicios Calificados, S.A. de C.V.	Mexico
Seven-Up Andino, S.A.	Ecuador
Seven-Up Asia, Inc.	Missouri
Seven-Up Europe Ltd	United Kingdom
Seven-Up Great Britain, Inc.	Missouri
Seven-Up International, Inc.	Delaware
Seven-Up Ireland Limited	Ireland
Seven-Up Light BV	Netherlands
Seven-Up Marketing, S.A.	Delaware
Seven-Up Nederland B.V.	Netherlands
Seven-Up Southern Hemisphere, Inc.	Missouri
Shanghai PepsiCo Snacks Company Limited	China
Shanghai Pepsi-Cola Beverage Company Ltd.	China
Shanghai Tropicana Beverages Co., Ltd.	China
Shenzhen Pepsi-Cola Beverage Co. Ltd.	China
Sichuan Pepsi-Cola Beverage Co. Ltd.	China
SIH International LLC	Delaware
Sika Silk Company Limited	China
Simba	South Africa
Smartfoods, Inc.	Delaware
Smiths Crisps Limited	United Kingdom
Smiths Food Group, B.V.	Netherlands
Snack Food Belgium S.A.	Belgium
Snack Ventures Europe SCA	Belgium
Snack Ventures Inversiones, S.L.	Spain
Snacks America Latina Ecuador Cia. Ltda	Ecuador
Snacks America Latina Ecuador S.R.L.	Peru
Snacks America Latina Venezuela S.R.L.	Venezuela
Snacks Ventures S.A.	Spain
SoBe Acquisition Company, Inc.	Delaware
Sociedad Productora de Refrescos y Sabores, C.A.	Venezuela
Sottano S.A	Argentina
Special Edition Beverages Limited	New Zealand
Special Editions Enterprises Ltd.	New Zealand
Sportmex Internacional, S.A. De C.V.	Mexico
Staircase Properties, Inc.	Delaware
Stuff Comercial de Mexico, S.A. de C.V.	Mexico
SVE France SAS	France
SVE Italia	Italy
Syrena Sodycze Sp. z o.o.	Poland
Taco Bell (U.K.) Limited	London
Taco Bell de Mexico S.A. de C.V.	Mexico
Tanurin, S.A. de C.V.	Mexico
Tastes of Adventures Pty. Ltd.	Australia
Tasty Foods Bulgaria	Bulgaria
Tasty Foods Egypt SAE	Egypt
Tasty Foods S.A.	Greece
Tenedora Del Noreste, S.A. de C.V.	Mexico
Terrenos y Fincas de Rio Verde, S.A. de C.V.	Mexico
TFL Holdings, Inc.	Delaware
The Beverage S.R.L.	Italy
The Concentrate Manufacturing Company Of Ireland	Ireland
The Original Pretzel Company Pty. Ltd.	Australia
The Radical Fruit Company	Ireland
The Smiths Snackfood Company Pty. Ltd.	Australia
Tianjin PepsiCo Foods Co. Ltd.	China
Tianjin Pepsi-Cola Beverage Company Limited	China
TPI Urban Renewal Corporation	New Jersey
Tropicana Beverages Company	India
Tropicana Beverages Greater China Limited	Hong Kong
Tropicana Beverages Hong Kong Ltd.	Hong Kong
Tropicana Beverages Ltd.	Hong Kong
Tropicana China Beihai Food Company Ltd.	China
Tropicana China Investments Ltd.	Hong Kong
Tropicana Europe NV (Belgium)	Belgium
Tropicana Europe S. A.	France
Tropicana France S. A.	France
Tropicana Industrial Glass Co.	Florida
Tropicana Inversiones, S.L.	Spain
Tropicana Manufacturing Company	Delaware
Tropicana Payroll, Inc.	Florida
Tropicana Products (Europe) GmbH	Germany
Tropicana Products Sales, Inc.	Delaware
Tropicana Products, Inc.	Delaware
Tropicana Products, Ltd.	Canada
Tropicana Transportation Corporation	Delaware
Tropicana United Kingdom Ltd.	United Kingdom
Twinpack Atlantic Inc.	Canada
Ukranian Developmental Corp.	Ukraine
United Foods Company S.A.	Brazil
United Soft Drinks Limited	Hong Kong
Valores Mapumar	Venezuela
Vending LLC	Delaware
Veurne Snackfoods BVBA	Belgium
Walkers Crisps Limited	United Kingdom
Walkers Distribution Ltd.	United Kingdom
Walkers Snack Foods Limited	United Kingdom
Walkers Snacks Ltd.	United Kingdom
Weinkellerei Franz Weber Gmbh, Nierstein	Germany
Wetter Beverage Company	Delaware
Whitman International BV	Netherlands
Wilson International Sales Corporation	Delaware
Wuhan Pepsi-Cola Beverage Co. Ltd.	China